EXHIBIT 99.1

Annual Meeting of Stockholders

January 30, 2008

ALFACELL

CORPORATION

Safe Harbor

This presentation includes statements that may
constitute "forward-looking" statements, usually
containing the words "believe," "estimate," "project,"
"expect" or similar expressions. Forward-looking
statements involve risks and uncertainties that could
cause actual results to differ materially from the
forward-looking statements. Factors that would cause
or contribute to such differences include the risks
discussed in the Company's periodic filings with the
Securities and Exchange Commission. By making
these forward-looking statements, the Company
undertakes no obligation to update these statements for
revisions or changes after the date of this release.

Alfacell Board of Directors

David Sidransky, M.D.

Chairman of the Board and SAB Chairman

Kuslima Shogen

Chief Executive Officer

Lawrence A. Kenyon

Chief Operating Officer and Chief Financial Officer

John P. Brancaccio

Stephen K. Carter, M.D.

Donald R. Conklin

James J. Loughlin

Paul M. Weiss, Ph.D.

Board of Directors
David Sidransky, Chairman
CEO
Kuslima Shogen
COO/CFO
Lawrence Kenyon
Finance
Commercial
Clinical/
Regulatory
Research

ALFACELL CORPORATION

Alfacell Organization

Alfacell 1-31-07

Will Additional Capital Need to be Raised?

When will there be a U.S. Partner?

When will the ONCONASE® Phase IIIb
Trial End?

When will the ONCONASE® NDA be
Submitted?

Alfacell Today

Adequate Financial Position

When will there be a U.S. Partner?

When will the ONCONASE® Phase IIIb
Trial End?

When will the ONCONASE® NDA be
Submitted?

Alfacell Financial Snapshot - 2007

Fiscal

2007

Fiscal

2006

R&D Expense

$5,543

$5,230

G&A Expense

4,093

3,005

Net Loss

($8,755)

($7,810)

Cash & Equivs (7/31)

$6,968

$11,519

000’s Omitted

FYE 7/31

Alfacell Financial Snapshot - 2008

1st Half 2008 Cash Inflows

Strativa Transaction

$5.0

NJ State Tax Loss Sales

1.8

BL&H Transaction

0.1

Total Cash Inflows

$6.9

*

* In Millions

Alfacell Financial Outlook - 2008

Approximately $10 Million Cash & Equivalents

Priority on NDA Costs

Other Spending Contingent on Maintaining Reserves
for NDA

Non-dilutive Financing Available via
Achievement of Milestones

ONCONASE® Approval

Existing Warrant and Option Exercises

Alfacell Today

Adequate Financial Position

U.S. License Agreement Signed

When will the ONCONASE® Phase IIIb
Trial End?

When will the ONCONASE® NDA be
Submitted?

Commercial Developments – U.S.

U.S. License Agreement with Par

$5 Million Up Front License Fee

$220 Million in Additional Milestones

Includes Milestone for Approval of ONCONASE®

Significant Milestones for Initiating Phase III, NDA Submission
and Approval of ONCONASE in Oncology Indications

Double Digit Royalty on Net Sales

Co-promote Option

Alfacell Retains Manufacturing Rights

Joint Development and Commercialization Committees

Commercial Developments - ROW

European Partnership Top Priority

Additional Relationships to be Developed in Key Regions

Current Regional Partnerships

Genesis Pharma

Greece and SE Europe

US Pharmacia International

Poland and NE Europe

BL&H

Korea, Hong Kong and Taiwan

Alfacell Today

Adequate Financial Position

U.S. License Agreement Signed

ONCONASE® Phase IIIb Enrollment
Completed

ONCONASE® Rolling NDA Submission
In Progress

ONCONASE® Program

Phase IIIb Enrollment Completed

428 Patients Enrolled

Nearing Required Number of Events for
Statistical Analysis of Data

311 of 316 Evaluable Events as of 1/30/08

Rolling NDA Preparation Underway

All Non-Clinical Material Submitted

Planning for European Submission

To Begin Following US NDA Submission

ONCONASE® Program

Phase II Oncology Program

Critical Step Necessary for Initiating Phase III Trials
to Achieve Financial Milestones from Par

Review of Oncology Program with Par Underway

Initiation of Phase II Trials to Begin Upon Completion
of Discussions with Par and Subject to:

Adequate NDA related financial reserves

Not interfering with NDA submission

Pre-Clinical Focus

Complete Development of Recombinant Technology

Targeted Formulations

Antibody Conjugates

Fusion Compounds

Lock Database
Statistical Analysis
Request pre-NDA

Pre-NDA Meeting
Complete NDA

Submit NDA

ALFACELL CORPORATION

ONCONASE® Regulatory Strategy

Confirmation of 316 Evaluable Events

- Announcement via News Release within 72 Hours -

Objectives - 2008

Complete and Submit ONCONASE® NDA

Begin ONCONASE® European Submission

European ONCONASE® License Agreement

Begin Phase II Oncology Clinical Trials

Begin Preparations for Amphinase IND’s